STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
 Steward Select Bond Fund
(“Funds”)

Supplement dated April 4, 2016

To Prospectus and Statement of Additional Information dated August 28, 2015
This Supplement reports the following changes to information in the Funds’ Prospectus and Statement of Additional Information dated August 28, 2015, as previously supplemented.
A.	The Funds’ Board of Directors has approved the following, effective April 1, 2016:
1.	As previously announced, Michael Kern will replace Edward Jaroski as President and Treasurer of the Funds. Mr. Jaroski will continue as a Director and Chairman of the Funds;
2.	Patricia Mims will replace Richard Nunn as Secretary of the Funds;
3.
A Compliance Services Agreement (“agreement”) with Cipperman Compliance Services (“Cipperman”).  Under the agreement, described below, Umar Ehtisham will become Chief Compliance Officer (“CCO”) to the Funds, replacing Richard Nunn.  This contract with Cipperman replaces the Funds’ compliance services agreement with Capstone Consulting Services, LLC.

4.	Richard Nunn will serve as a consultant to the Funds regarding compliance matters, as described more fully below.
The changes described in all items above, are not expected to have any material effect on Fund expenses.
B.    The Prospectus section headed “Administrator, Compliance, Class Action/Fair Fund Service Provider and Chief Compliance Officer” is revised as follows, effective April 1, 2016:
Administrator, Class Action/Fair Fund Service Provider
CFS Consulting Services, LLC (“CCS”) acts as administrator for each Fund. For its services as administrator, CCS receives a monthly fee from each Fund calculated at the annual rate of 0.075% on the first $500 million of the Funds’ aggregate average daily net assets.  The rate declines to 0.03% of the Funds’ aggregate average daily net assets in excess of $500 million.  For its services in class action and U.S. Securities and Exchange Commission Fair Fund claim preparations, CCS receives 3% of net proceeds to the Funds in class action claims and 6% of amounts received from Fair Fund claims.

Compliance Services
Cipperman Compliance Services, LLC (“Cipperman”) provides regulatory compliance services for the Funds pursuant to a Compliance Services Agreement effective April 1, 2016.  In accordance with this agreement, Cipperman also designates a member of its staff, who has been approved by the Funds’ Board of Directors, to serve as the Chief Compliance Officer (“CCO”) for the five Funds and one other fund in the Capstone Group of Funds (such six funds together, “Capstone Funds”), in accordance with applicable law. Cipperman’s fee for “Base Services” described in the agreement is $5,000 per month.  Five-sixths of this amount will be borne by the Funds and will be allocated among the Funds based on their relative net asset values at the end of each calendar month, as determined and computed in accordance with the description of the method of determination of net asset value contained in the current prospectus and statement of additional information for each Fund as in effect from time to time under the Securities Act of 1933.  Additional fees may be charged for “additional services” or in the event any of the Capstone Funds were to engage an adviser or sub-adviser other than CAMCO.  Such fees, if incurred, will be allocated to or among the Capstone Funds in a manner deemed fair and reasonable by the applicable Board of Directors or Trustees.  Richard Nunn, who served as the Capstone Funds’ CCO prior to April 1, 2016, will, effective April 1, 2016, provide consultation services with respect to regulatory compliance for the Capstone Funds pursuant to one or more “Statements of Work” under a one-year agreement that will automatically renew annually unless terminated by a party on at least thirty (30) days’ written notice.  The current Statement of Work covers six months of service to the Capstone Funds (including the Funds).  Of the fees payable under this Statement of Work approximately $6,000, plus any applicable reasonable out-of-pocket travel expenses, will be borne by the Funds and will be allocated among them in the same manner as the fees under the Cipperman agreement.  It is not clear whether there will be additional Statements of Work.
C.    The information in the Funds’ Statement of Additional Information dated August 28, 2015 under the heading “Administration, Compliance Services, Class Action/ Fair Fund Services and Master Services Agreements” should be revised as follows:
1.  The heading of the section is revised to read: Administration, Compliance Services and Class Action/Fair Fund Services Agreements

2.  The second paragraph of the section is revised to contain the same information provided above headed “Compliance Services”.

3.  The information relating to Fund officers is revised to reflect the changes indicated in items A. 1 and 2, above.